UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2011

ARTIFICIAL LIFE, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25075	04-3253298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26/F., 88 Hing Fat Street Causeway Bay, Hong Kong
(Address of principal executive offices)

(310) 496-4288

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a)

Dismissal of Principal Accountant

On March 18, 2011, the audit committee of Artificial Life, Inc. (the “Company”) approved the dismissal of KPMG as the Company’s principal accountant effective March 30, 2011.

KPMG has not issued a report on the financial statements of the Company in either of the two most recent fiscal years.

KPMG was engaged by the Company on April 13, 2010. During the Company’s fiscal year ended December 31, 2010, and the subsequent interim period through the date of KPMG’s dismissal, there were no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K, except as set out below.

During the course of the audit of the Company’s financial statements for the fiscal year ended December 31, 2010, KPMG identified a number of accounting matters that would have prevented KPMG from rendering an unqualified opinion if the issues were not resolved. After KPMG notified the Company of such matters, the Company provided KPMG with various detailed assessments.  In late March 2011, there were discussions between the Company, its audit committee and KPMG in connection with these matters, which principally related to: accounting for a Joint Venture agreement, reserves for accounts receivables, revenue recognition and impairment of license rights related to its 2010 fiscal year. These issues remained unresolved at the end of KPMG’s engagement.

The Company has provided KPMG with a copy of the foregoing statements and has requested that KPMG promptly furnish it with a letter addressed to the Securities and Exchange Commission stating that KPMG agrees with the Company’s statements in this Item 401(a). A copy of KPMG’s letter stating its agreement with such statements is attached as Exhibit 16.1.  The Company has authorized KPMG to respond to inquiries of the successor accountant concerning the matters set forth above.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is being filed as an exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from KPMG to the Securities and Exchange Commission dated April 6, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2011	Artificial Life, Inc.

	By:	/s/ Eberhard Schoneburg
Eberhard Schoneburg
Chief Executive Officer